Employee Stock Plans (Tables)	12 Months Ended
Dec. 31, 2011
Fair Values for the Awards Below are Based on the Fair Value at the Respective Transaction Dates, as the Awards are Classified as Liability Awards

The following table is a summary of the status of our senior executive plans for the three years ended December 31, 2011. The fair values for the awards below are based on the fair value at the respective transaction dates, as the awards are classified as liability awards.

	Year ended December 31,
	2011		2010		2009
	Shares (in millions)	Fair Value (per share)	Shares (in millions)	Fair Value (per share)	Shares (in millions)	Fair Value (per share)
Balance, at beginning of year	3.7	$11	5.6	$7	0.1	$7
Granted	0.1	17	0.3	17	7.2	9
Vested (1)	(1.3)	15	(1.9)	18	(1.6)	11
Forfeited/expired	(2.5)	15	(0.3)	11	(0.1)	7

Balance, at end of year	—	—	3.7	11	5.6	7

Issued in calendar year (1)	1.1	15	0.8	11	0.1	7

(1)	Shares that vest at December 31 of each year are issued to the employees in the first quarter of the following year, although the requisite service period is complete. Accordingly, the 1.1 million shares issued in 2011 include shares vested at December 31, 2010, after adjusting for shares withheld to meet employee tax requirements. The shares withheld for employee tax requirements were valued at $15.4 million, $6.9 million and $0.6 million, for 2011, 2010 and 2009, respectively.